                                                        EXHIBIT 24

                               POWER OF ATTORNEY
                               -----------------

                 We, the undersigned directors and officers of The E.W. Scripps Company, a Delaware corporation (the "Company"), hereby constitute and appoint Daniel J. Castellini, M. Denise Kuprionis and William Appleton as our true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for us and in our stead, in any and all capacities to execute and file a registration statement on Form S-8 pursuant to the Securities Act of 1933 in order to register shares of the Company's Class A Common Stock under such Act for issuance to eligible employees of the Company and its subsidiaries under the Company's 1987 Long-Term Incentive Plan as it may be amended now or from time to time, and all amendments to such registration statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the securities and Exchange Commission, granting unto each said attorney-infact and agent full power and authority to do and perform each and every act and thing necessary or advisable to be done in and about the premises, hereby ratifying and confirming all that said attorney-in-fact and agent or substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                 IN WITNESS WHEREOF, we have executed this power on May 17, 1994, in Cincinnati, Ohio.




     /s/ Charles E. Scripps                             /s/ Daniel J. Meyer
- -----------------------------------                -----------------------------------
Charles E. Scripps, Chairman of the                Daniel J. Meyer, Director
         Board


     /s/ Lawrence A. Leser                              /s/ Nicholas B. Paumgarten
- -----------------------------------                -----------------------------------
Lawrence A. Leser, President,                      Nicholas B. Paumgarten, Director
Chief Executive Officer and Director


     /s/ William R. Burleigh                            /s/ John H. Burlingame
- -----------------------------------                -----------------------------------
William R. Burleigh, Director                      John H. Burlingame, Director


     /s/ Robert P. Scripps                              /s/ David R. Huhn
- -----------------------------------                -----------------------------------
Robert P. Scripps, Director                        David R. Huhn, Director


     /s/ Paul K. Scripps                                /s/ Daniel J. Castellini
- -----------------------------------                -----------------------------------
Paul K. Scripps, Director                          Daniel J. Castellini, Senior Vice
                                                   President, Finance & Administration

                               POWER OF ATTORNEY
                               -----------------

                 The E.W. Scripps Company, a Delaware corporation, which proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, a registration statement on Form S-8 with respect to the Company's Class A Common Stock, $.01 par value, reserved for issuance under the Company's 1987 Long-Term Incentive Plan, hereby constitutes and appoints Daniel J. Castellini, M. Denise Kuprionis and William Appleton, and each of them, as the attorney of the Company, with full power of substitution and resubstitution, for and in the name, place and stead of the Company, to sign and file the proposed registration statement and any and all amendments and exhibits thereto, and any and all applications and other documents to be filed with the Securities and Exchange Commission pertaining to such securities or such registration, with full power and authority to do and perform any and all acts and things whatsoever requisite to be done in the premises, hereby ratifying and approving the acts of such attorney or any such substitute.

                 IN WITNESS WHEREOF, The E.W. Scripps Company has caused this power of attorney to be signed on its behalf by the undersigned in Cincinnati, Ohio, on May 17, 1994.

                                    THE E.W. SCRIPPS COMPANY



                                    By: /s/ Lawrence A. Leser
                                       --------------------------------
                                       Lawrence A. Leser, President
                                          and Chief Executive Officer



                                    And: /s/ M. Denise Kuprionis
                                       --------------------------------
                                        M. Denise Kuprionis, Secretary